UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N‑CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:  811‑05992

JAPAN SMALLER CAPITALIZATION FUND, INC.
(Exact name of Registrant as specified in charter)

Worldwide Plaza
309 West 49th Street
New York, NY 10019
(Address of Principal Executive Offices)

Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, NY 10019
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (800) 833‑0018

Date of fiscal year end:	February 29, 2016

Date of reporting period:	February 29, 2016

ITEM 1. REPORT TO SHAREHOLDERS

April 22, 2016

To Our Shareholders:

We present the Annual Report of Japan Smaller Capitalization Fund, Inc. (the “Fund”) for the fiscal year ended February 29, 2016.

The net asset value per share (“NAV”) of the Fund increased by 3.0% and the closing market price of the Fund (on the New York Stock Exchange) increased by 0.7% after giving effect to the reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions.  The closing market price of the Fund on February 29, 2016 was $8.98, representing a discount of 14.5% to the NAV of $10.50.  The net assets of the Fund totaled $297,549,856 on February 29, 2016.

The Russell/Nomura Small CapTM Index, the Fund’s benchmark (“Benchmark”), decreased by 0.6% in United States (“U.S.”) dollar terms.  During the year ended February 29, 2016, the Fund outperformed the Benchmark by 3.6% on a NAV basis.  The Tokyo Price Index (the “TOPIX”), consisting of all companies listed on the First Section of the Tokyo Stock Exchange (the “TSE”), decreased by 9.7% and the Nikkei Average Index (“Nikkei”), a price-weighted index of the 225 leading stocks on the TSE, decreased by 9.6% in U.S. dollar terms for the year ended February 29, 2016.  The Japanese yen (“Yen”) appreciated by 5.7% against the U.S. dollar during the fiscal year.

For the quarter ended February 29, 2016, the Benchmark decreased by 7.8%, the TOPIX de-creased by 10.4%, and the Nikkei decreased by 11.4% in U.S. dollar terms.  The NAV of the Fund decreased by 8.9% and underperformed the Benchmark by 1.1%.  The Fund’s share price de-creased by 9.3% during the quarter.  The Yen appreciated by 8.4% against the U.S. dollar during the quarter.

The Portfolio

Equity holdings represented 99.2% of the Fund’s net assets at February 29, 2016.  The Fund held a diversified portfolio of 124 stocks, of which 100 were TSE First Section stocks, 18 were TSE Second Section stocks and 6 were other smaller capitalization stocks, comprising 83.0%, 12.1%, and 4.1%, respectively, of net assets on February 29, 2016.

The Fund invests in undervalued stocks that offer fundamental strength and potential for improvement.  The Fund performs extensive fundamental research to identify stocks that can create shareholder value.  The Fund focuses on companies that are leaders in certain niche markets, companies with large or expanding market shares, stocks with superior shareholder distribution policies, and stocks that offer good growth prospects.  In the Japanese small cap equity market, valuation anomalies do exist and can be exploited through active management.  There are a number of factors that the Fund considers when selling an investment, including a stock which appears fully valued, unexpected deterioration in earnings or a substantial loss that impairs the company’s net assets, and a stock’s diminishing potential given declining competitiveness due to a change of business environment or failure of business strategy.

Performance

In terms of the sector allocation strategy, an underweight position in the Banks sector produced a positive contribution, although sector returns were eroded by an underweight position in the Food sector and overweight positions in the Metal Products and Transportation and Warehousing sectors.

Relative performance was positively impacted by Create SD Holdings Co., Ltd. in the Retail Trade sector, Toenec Corporation in the Construction sector, and Zojirushi Corporation in the Electric Appliances sector.  Conversely, relative performance was negatively impacted by Sakai Chemical Industry Co., Ltd. in the Chemicals sector.

Market Review

The Benchmark decreased by 6.3% in local currency terms for the fiscal year ended February 29, 2016.  The Benchmark outperformed the broad Japanese equity market, measured by the TOPIX index, which decreased by 14.8% during the fiscal year ended February 29, 2016.  The performance of the Japanese equity market was volatile during the Fund’s fiscal year ended February 29, 2016.  The first half of the Fund’s fiscal year was characterized by a rally in the Japanese equity market in expectation of attractive earnings prospects.  However, this sentiment reversed at the mid‑point of the Fund’s fiscal year, August 2015, and the second half of the fiscal year was characterized by negative news that pressured global, and specifically Japanese, equity markets.

In March 2015, the equity market was buoyed by positive earnings guidance being issued by companies in advance of their fiscal year, which for most Japanese companies is from April through March.  This positive sentiment was further supported by improved prospects for domestic demand which produced growth in real wages and supported further domestic demand.  In spite of persistent concerns about global macroeconomic issues, the stability in the Japanese economy and the corporate sector continued to offer solid near-term earnings prospects.  The strong rally produced by these positive expectations lasted from March to mid‑August 2015.

The favorable earnings results for Japanese companies from April through June of 2015 that were published in July and August 2015 were overwhelmed by the damage from negative global market sentiment.  Globally, investors witnessed Chinese equity markets continue to decline as share price support policies from the authorities proved ineffective.  These ineffective policies resulted in widespread market disorder that fed a global equity sell‑off.  Beginning in August 2015, this reversal in sentiment produced by the turmoil in the global markets prompted a steep drop in Japanese equity prices and the TOPIX index plunged by 7.4%.

However, the concerns about the earnings prospects for the Japanese corporate sector eventually faded given solid earnings announcements for the period from April to September 2015.  As a result, Japan’s equity market rebounded from the end of September to November 2015 from the weakness that began with the August 2015 sell-off.

Unfortunately, this reversed in a dramatic fashion in December 2015.  After digesting the initial policy interest rate hike from the U.S. Federal Reserve, subsequent economic news from around the world failed to offer positive incentives for equity investors.  The global equity markets reacted unfavorably to signs of deepening economic uncertainty.  Specifically, confidence was drained by the continued slide in oil and other commodity prices as well as an effective devaluation in the exchange rate of the Chinese renminbi.  Investors were also cautious about the earnings prospects for Japanese companies.  In fact, the initial positive response to the surprise announcement of new monetary measures by the Bank of Japan (“BOJ”) towards the end of January 2016 was short lived, as concerns over volatile global financial markets and natural resource prices dragged down market sentiment.  Additionally, despite the BOJ’s expected intention to stabilize the value of the Yen, foreign exchange rates fluctuated and the Yen strengthened significantly against the U.S.

dollar.  Consequently, the Japan equity market posted successive monthly declines starting in December 2015 as evidenced by the TOPIX index decline of 17.9% from the end of November 2015 to the end of February 2016.

The significant difference in the relative performance between the TOPIX and the Benchmark resulted primarily from differing currency and interest rate sensitivities.  The Benchmark has a significantly larger exposure to domestically oriented companies, which are less susceptible to the effect of currency fluctuations.  Additionally, Japanese small cap stocks have a lower exposure to the interest rate sensitive financial sector, which saw a major sell-off towards the end of the Fund’s fiscal year end.

Outlook and Future Strategy

With equity markets still reeling from the slump in oil prices and the Chinese economic slowdown, factors such as the negative interest rate policy introduced by the BOJ, concerns over the state of the U.S. economy, and the Yen’s appreciation produced highly volatile equity market conditions.

The BOJ’s additional monetary easing measures were expected to increase stock prices by inducing further Yen depreciation.  However, it seems to have weakened investor confidence by raising concerns about the negative impact on earnings in the banking sector.

Amid bearish market sentiment, the Yen appreciated in February 2016.  Gains were triggered by fading expectations for further U.S. interest rate hikes and based on a negative outlook for the U.S. macroeconomic and credit cycles.  The Yen’s recent appreciation seems unexpectedly strong in the short-term and further strengthening of the Yen can be justified from the perspective of purchasing power parity.  This is a possibility considering the unexpectedly weak U.S. economic outlook.  Financials stocks weakened following the introduction of the new policy, as net interest income is likely to come under further pressure because of the policy change.  Although it seems that the initial impact on the earnings of financial institutions will not be large, further reductions in policy rates could take place if significant deflation continues.  This would exacerbate the negative earnings impact in the near term.

On the other hand, low-risk equity stocks seem to be in favor as a substitute for fixed income products where yields are often close to zero.  In Japan, this trend appears to have progressed too far, especially when compared to the situation in Europe after the European Central Bank adopted its negative interest rate policy.  However, now that even the ten year government bond yield has become negative, the preference for low-risk stocks may continue in Japan.

The Fund believes valuations for the overall market look reasonable compared to the historical ranges.  However, market sentiment could easily change due to the uncertain outlook where further currency movements driven by the aforementioned factors can impact corporate earnings.  Consequently, the Fund believes that the Japanese market will remain highly volatile for some time.

The Fund appreciates your continuing support.

Sincerely,

/s/ Yutaka Itabashi
Yutaka Itabashi President

DISCLOSURES

Sources:  Nomura Asset Management U.S.A. Inc. and Bloomberg L.P. Past performance is not indicative of future results.  There is a risk of loss.

The NAV price is adjusted for reinvestment of income dividends, ordinary income distributions, and capital gain distributions.  The New York Stock Exchange’s closing market price is adjusted for reinvestment of income dividends, ordinary income distributions, and capital gain distributions.  The Fund’s performance does not reflect sales commissions.

This material contains the current opinions of the Fund’s manager, which are subject to change without notice.  This material should not be considered investment advice.  Statements concerning financial market trends are based on current market conditions, which will fluctuate.  There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long term.

Comparisons between changes in the Fund’s net asset value or market price per share and changes in the Fund’s benchmark should be considered in light of the Fund’s investment policy and objective, the characteristics and quality of the Fund’s investments, the size of the Fund, and variations in the Yen/U.S. dollar exchange rate.  This report is for informational purposes only.  Investment products offered are not FDIC insured, may lose value, and are not bank guaranteed.

Indices are unmanaged.  An index cannot be directly invested into.

Certain information discussed in this report may constitute foward-looking statement within the meaning of the U.S. federal securities laws.  The Fund believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions and can give no assurance that the Fund’s expectations will be achieved.  Foward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.

The Russell/Nomura Small CapTM Index represents approximately 15% of the total market capitalization of the Russell/Nomura Total MarketTM Index.  It measures the performance of the smallest Japanese equity securities in the Russell/Nomura Total MarketTM Index.  As of February 29, 2016, there are 1,049 securities in the Russell/Nomura Small CapTM Index.

SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund’s registrar Computershare Trust Company, N.A., at (800) 426-5523 for information concerning their accounts.

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.  Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s web site at http://www.sec.gov.

Additional information about the Fund’s Board of Directors is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the website of the SEC at http://www.sec.gov in the Fund’s most recent proxy statement filing.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files a schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FUND CERTIFICATION

In December 2015, the Fund filed its Chief Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the SEC’s web site at http://www.sec.gov.

INTERNET WEBSITE

Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which include the Fund.  The Internet web address is http://funds.nomura-asset.com.

JAPAN SMALLER CAPITALIZATION FUND, INC.

FUND HIGHLIGHTS – FEBRUARY 29, 2016 (Unaudited)

KEY STATISTICS
Net Assets	$297,549,856
Net Asset Value per	$10.50
Closing NYSE Market Price	$8.98
Percentage Change in Net Asset Value per Share*+	3.0%
Percentage Change in NYSE Market Price*+	0.7%

MARKET INDICES
Percentage change in market indices:*
	YEN	U.S.$
Russell/Nomura Small CapTM Index	(6.3%)	(0.6%)
TOPIX	(14.8%)	(9.7%)
Nikkei Average	(14.7%)	(9.6%)

*From March 1, 2015 through February 29, 2016.

+Reflects the percentage change in share price adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions.

ASSET ALLOCATION
Japanese Equities
TSE First Section Stocks	83.0%
TSE Second Section Stocks	12.1
Other Smaller Capitalization Stocks	4.1
Foreign Currency	0.6
Total Investments	99.8
Other Assets Less Liabilities, Net	0.2
Net Assets	100.0%

INDUSTRY DIVERSIFICATION
	% of Net Assets		% of Net Assets
Chemicals	11.7	Banks	3.7
Wholesale Trade	11.0	Textiles and Apparel	3.0
Retail Trade	10.4	Financing Business	2.4
Electric Appliances	7.1	Real Estate	2.4
Machinery	7.0	Transportation Equipment	2.4
Iron and Steel	6.9	Utilities	2.2
Construction	6.4	Services	1.8
Transportation and Warehousing	5.7	Glass and Ceramics Products	1.0
Metal Products	4.7	Pharmaceutical	0.7
Other Products	4.3	Precision Instruments	0.5
Information and Communications	3.8	Food	0.1

TEN LARGEST EQUITY HOLDINGS BY FAIR VALUE

Security	Fair Value	% of Net Assets
Toenec Corporation	$8,764,578	2.9
MIRAIT Holdings Corporation	6,590,601	2.2
Ryoden Trading Company, Ltd	6,050,901	2.0
Sakai Chemical Industry Co., Ltd	5,941,182	2.0
Japan Transcity Corporation	5,578,552	1.9
Osaka Steel Co., Ltd	5,456,097	1.8
Oiles Corporation	5,252,812	1.8
Hisaka Works, Ltd	5,105,491	1.7
C. Uyemura & Co., Ltd	5,041,682	1.7
Nishikawa Rubber Co., Ltd	4,924,739	1.7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
 Japan Smaller Capitalization Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Japan Smaller Capitalization Fund, Inc. (the “Fund”) as of February 29, 2016, and the related statement of operations for the year then ended and statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended February 28, 2014 and 2013 and February 29, 2012 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated April 24, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Japan Smaller Capitalization Fund, Inc. as of February 29, 2016, and the results of its operations, the changes in net assets, and the financial highlights for each of the respective periods referred to above in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Boston, Massachusetts
 April 22, 2016

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*

FEBRUARY 29, 2016

	Shares	Cost	Fair Value	% of Net Assets
JAPANESE EQUITY SECURITIES
Banks
The Akita Bank, Ltd.	1,329,000	$3,663,245	$3,307,053	1.1
General banking services
The Bank of Saga Ltd.	407,000	899,397	731,645	0.3
General banking services
The Taiko Bank, Ltd.	1,440,000	2,913,677	2,524,862	0.8
General banking services
The Yamanashi Chuo Bank, Ltd.	1,289,000	5,702,766	4,565,862	1.5
General banking services
Total Banks		13,179,085	11,129,422	3.7

Chemicals
C. Uyemura & Co., Ltd.	126,800	5,767,402	5,041,682	1.7
Plating chemicals
Fujikura Kasei Co., Ltd.	956,300	4,452,927	4,301,974	1.4
Specialty coating materials and fine chemicals
Fuso Chemical Co., Ltd.	9,500	112,036	123,498	0.0
Manufactures fruit acids, electronic and functional chemical products
JSR Corporation	165,700	3,157,805	2,322,808	0.8
Manufactures synthetic resin products
Koatsu Gas Kogyo Co., Ltd.	401,000	2,235,356	2,123,516	0.7
High-pressured gases and chemicals
Sakai Chemical Industry Co., Ltd.	2,282,000	7,083,461	5,941,182	2.0
Manufactures components for cosmetics and pharmaceuticals
Sekisui Jushi Corporation	216,500	2,884,948	2,569,050	0.9
Manufactures plastics and other resin materials
Shikoku Chemicals Corporation	37,000	271,739	267,691	0.1
Manufactures chemical products
Soken Chemical & Engineering Co., Ltd.	269,900	3,239,158	2,186,925	0.7
Manufactures chemical products
Takiron Co., Ltd.	408,000	1,738,343	1,997,999	0.7
Manufactures resin and composite products
Tenma Corporation	188,800	2,483,036	3,186,653	1.1
Manufactures synthetic resin products
Teraoka Seisakusho Co., Ltd.	350,900	1,451,590	1,103,117	0.4
Manufactures various adhesive tapes
T&K Toka Co., Ltd.	115,000	1,069,361	901,262	0.3
Manufactures specialized inks for printing applications
Yushiro Chemical Industry Co., Ltd	127,500	1,474,618	1,459,885	0.5
Manufactures metalworking fluids
Zeon Corporation	206,000	1,841,789	1,309,790	0.4
Manufactures synthetic resin products
Total Chemicals		39,263,569	34,837,032	11.7

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS* – (Continued)

FEBRUARY 29, 2016

	Shares	Cost	Fair Value	% of Net Assets
Construction
Daiichi Kensetsu Corporation	18,700	$200,043	$190,105	0.1
Construction and real estate businesses
Mirai Industry Co., Ltd.	35,700	499,333	489,383	0.2
Manufactures electrical installation materials
MIRAIT Holdings Corporation	895,600	7,566,518	6,590,601	2.2
Construction of electrical and telecommunication facilities
NDS Co., Ltd.	173,000	482,235	436,617	0.1
Construction of communication infrastructure
Taihei Dengyo Kaisha, Ltd.	205,000	1,628,245	1,822,626	0.6
Construction of thermal and nuclear plant facilities
Toenec Corporation	1,420,000	8,022,316	8,764,578	2.9
Construction of comprehensive building facilities
Yondenko Corporation	231,000	815,098	789,604	0.3
Construction of electrical distribution systems
Total Construction		19,213,788	19,083,514	6.4

Electric Appliances
Espec Corp.	324,300	2,591,736	3,934,390	1.3
Manufactures environmental testing products
Hitachi Maxell, Ltd.	174,900	3,068,926	2,524,569	0.8
Manufactures media devices, batteries and electrical appliances
Hosiden Corporation	166,400	876,922	987,275	0.3
Manufactures electronic components
Japan Aviation Electronics Industry, Limited	123,000	1,770,921	1,279,832	0.4
Manufactures electronic equipment and components
Kitagawa Industries Co., Ltd.	336,800	3,544,574	3,605,855	1.2
Manufactures various industrial and consumer products
Koito Manufacturing Co., Ltd.	64,200	1,291,763	2,828,382	1.0
Manufactures lighting equipment
Nichicon Corporation	560,000	4,387,086	3,615,143	1.2
Manufactures capacitors and transformers
Nihon Kohden Corporation	71,500	1,443,397	1,750,064	0.6
Manufactures medical electronic equipment
Shindengen Electric Manufacturing Co., Ltd.	237,000	898,743	753,447	0.3
Manufactures semiconductor products, electrical components, and power supplies
Total Electric Appliances		19,874,068	21,278,957	7.1

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS* – (Continued)

FEBRUARY 29, 2016

	Shares	Cost	Fair Value	% of Net Assets
Financing Business
Hitachi Capital Corporation	125,600	$2,712,290	$2,693,851	0.9
General financial services
Ricoh Leasing Company, Ltd.	158,000	4,211,900	4,456,321	1.5
Leasing and financial services
Total Financing Business		6,924,190	7,150,172	2.4

Food
Taiyo Kagaku Co., Ltd.	50,400	364,220	403,914	0.1
General food manufacturer
Total Food		364,220	403,914	0.1

Glass and Ceramics Products
Nichiha Corporation	215,800	2,247,959	2,914,279	1.0
Manufactures exterior building materials
Total Glass and Ceramics Product		2,247,959	2,914,279	1.0

Information and Communication
Broadleaf Co., Ltd.	167,900	2,679,347	1,898,680	0.6
Business software development, sales, and technical support
NS Solutions Corporation	37,600	474,688	697,560	0.2
System consulting services and software development
OBIC Co., Ltd.	46,800	1,421,032	2,324,977	0.8
Computer system integration
Okinawa Cellular Telephone Company	158,300	4,079,881	4,471,791	1.5
Telecommunications
Otsuka Corporation	35,000	1,277,219	1,729,466	0.6
Computer information system developer
Software Service Inc.	3,900	141,484	141,598	0.1
Provides medical information systems
Total Information and Communication		10,073,651	11,264,072	3.8

Iron and Steel
Chubu Steel Plate Co., Ltd.	836,900	3,508,638	3,705,557	1.3
Manufactures steel-related products
Mory Industries Inc.	1,774,000	6,064,939	4,618,605	1.6
Manufactures steel tubing products
Nichia Steel Works, Ltd.	1,914,200	5,928,031	4,356,426	1.5
Manufactures steel-related products
Nippon Seisen Co., Ltd.	546,000	2,455,288	2,228,966	0.7
Manufactures stainless steel wires and metal fibers
Osaka Steel Co., Ltd.	335,400	6,057,422	5,456,097	1.8
Manufactures steel-related products
Tohoku Steel Co., Ltd.	500	5,735	4,171	0.0
Manufactures specialty steel
Total Iron and Steel		24,020,053	20,369,822	6.9

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS* – (Continued)

FEBRUARY 29, 2016

	Shares	Cost	Fair Value	% of Net Assets
Machinery
Hisaka Works, Ltd.	750,700	$6,791,186	$5,105,491	1.7
Manufactures heat exchangers and other machinery
Miura Co., Ltd.	79,900	881,910	1,284,909	0.4
Manufactures boilers and related products
Nippon Pillar Packing Co., Ltd.	282,600	2,216,526	2,314,855	0.8
Manufactures mechanical seals
Nissei Corporation	24,400	216,980	195,546	0.1
Manufactures reducers and gears
Nitto Kohki Co., Ltd.	98,700	1,865,393	1,762,921	0.6
Manufactures machine tools and motor pumps
Oiles Corporation	346,480	5,982,751	5,252,812	1.8
Manufactures bearing equipment
Sato Holdings Corporation	136,100	2,388,814	2,974,495	1.0
Manufactures electronic printers and other products
Sintokogio, Ltd.	107,000	760,385	872,677	0.3
Manufactures industrial machines
Tsubakimoto Chain Co.	114,000	886,865	666,283	0.2
Manufactures chains for power transmission and other transportation components
Yamashin-Filter Corporation	46,700	239,605	166,660	0.1
Manufactures filters
Total Machinery		22,230,415	20,596,649	7.0
Metal Products
Dainichi Co., Ltd.	262,800	2,001,547	1,428,907	0.5
Manufactures oil heating equipment
Neturen Co., Ltd.	577,400	3,905,263	3,701,905	1.2
Manufactures steel bars and induction heating equipment
NHK Spring Co., Ltd	377,000	3,618,286	3,441,992	1.2
Manufactures automobile-related products
Piolax, Inc.	85,600	2,843,693	4,002,373	1.3
Manufactures automobile-related products
Rinnai Corporation	17,900	1,292,119	1,539,154	0.5
Manufactures heating appliances and components
Total Metal Products		13,660,908	14,114,331	4.7
Other Products
Fuji Seal International, Inc.	125,000	3,690,531	3,979,412	1.3
Packaging-related materials and machinery
Nishikawa Rubber Co., Ltd.	305,900	5,045,623	4,924,739	1.7
Manufactures rubber automobile parts
Pigeon Corporation	78,700	1,235,391	1,837,088	0.6
Manufactures baby care products
The Pack Corporation	82,400	1,505,688	1,965,049	0.7
Manufactures paper and chemical products
Total Other Products		11,477,233	12,706,288	4.3

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS* – (Continued)

FEBRUARY 29, 2016

	Shares	Cost	Fair Value	% of Net Assets
Pharmaceutical
KYORIN Holdings, Inc.	116,100	$2,458,799	$2,202,224	0.7
Manufactures pharmaceuticals
Total Pharmaceutical		2,458,799	2,202,224	0.7
Precision Instruments
Nakanishi Inc.	42,100	1,349,392	1,459,566	0.5
Manufactures dental instruments
Total Precision Instruments		1,349,392	1,459,566	0.5
Real Estate
Daibiru Corporation	141,200	1,174,479	1,172,863	0.4
Real estate leasing and building management
Keihanshin Building Co., Ltd.	928,300	5,209,885	4,595,260	1.5
Real estate leasing and building management
Sanyo Housing Nagoya Co., Ltd.	188,800	1,875,983	1,615,061	0.5
Designs and constructs housing
Total Real Estate		8,260,347	7,383,184	2.4
Retail Trade
ABC-Mart, Inc.	46,300	2,162,055	2,660,944	0.9
Retail sales of shoes
AIN Pharmaciez Inc.	2,300	53,844	104,486	0.0
Operates pharmacies and drug store chains
Amiyaki Tei Co., Ltd.	93,800	3,146,590	3,555,138	1.2
Operates barbecue restaurant chains
Arc Land Sakamoto Co., Ltd.	394,200	3,504,997	3,717,715	1.3
Retail sales, wholesale, food and real estate
Create SD Holdings Co., Ltd.	129,000	1,501,857	2,865,017	1.0
Operates pharmacies and drug store chains
Daikokutenbussan Co., Ltd.	65,100	1,832,398	2,804,618	0.9
Operates supermarkets
Heiwado Co., Ltd.	2,400	51,931	44,675	0.0
Operates supermarkets
Hiday Hidaka Corp.	71,443	1,008,765	1,783,465	0.6
Operates restaurant chains
Jin Co., Ltd.	67,000	2,021,891	2,714,412	0.9
Retail sales of eyewear and fashion accessories
Saint Marc Holdings Co., Ltd.	79,400	1,763,964	2,048,193	0.7
Operates restaurant chains
San-A Co., Ltd.	800	35,257	34,040	0.0
Retail sales of home goods
Seria Co., Ltd.	50,600	1,490,611	2,746,761	0.9
Discount retail sales

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS* – (Continued)

FEBRUARY 29, 2016

	Shares	Cost	Fair Value	% of Net Assets
Shimamura Co., Ltd.	5,100	$484,611	$563,631	0.2
Retail sales of apparel
Start Today Co., Ltd.	75,900	1,674,580	2,399,495	0.8
Operates retail E-commerce websites
Studious Co., Ltd. †.	5,700	45,632	37,150	0.0
Retail sales of apparel
Sundrug Co., Ltd.	15,200	652,117	1,002,789	0.3
Operates pharmacies and drug store chains
United Arrows Ltd	40,200	1,144,233	1,851,140	0.6
Retail sales of apparel
Yamazawa Co., Ltd.	11,700	179,764	170,125	0.1
Operates supermarkets
Total Retail Trade		22,755,097	31,103,794	10.4
Services
EPS Holdings, Inc.	104,700	1,199,464	1,303,593	0.4
Performs contract medical research services
JP-Holdings, Inc.	169,400	951,772	387,028	0.1
Operates child-care centers
Nihon M&A Center Inc.	23,200	409,110	1,097,082	0.4
Provides merger and acquisition brokerage services
Septeni Holdings Co., Ltd.	48,700	428,521	914,271	0.3
Internet advertising and media content business
Step Co., Ltd.	213,400	1,826,078	1,802,821	0.6
Operates preparatory schools
Total Services		4,814,945	5,504,795	1.8
Textiles and Apparel
Hogy Medical Co., Ltd.	84,100	4,030,768	4,081,187	1.4
Manufactures medical products
Komatsu Seiren Co., Ltd.	500,900	2,557,692	2,594,877	0.9
Manufactures synthetic fibers and textile products
Seiren Co., Ltd.	203,600	1,768,572	1,974,248	0.7
Manufactures synthetic fibers and textile products
Total Textiles and Apparel		8,357,032	8,650,312	3.0
Transportation and Warehousing
Alps Logistics Co., Ltd.	252,300	2,669,328	2,502,333	0.8
General logistics services
Japan Transcity Corporation	1,698,000	5,806,431	5,578,552	1.9
General logistics services
Meiko Trans Co., Ltd.	435,000	4,455,832	3,813,593	1.3
Marine logistics services

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS* – (Continued)

FEBRUARY 29, 2016

	Shares	Cost	Fair Value	% of Net Assets
Nissin Corporation	515,000	$1,483,341	$1,267,833	0.4
General logistics services
Trancom Co., Ltd.	69,600	2,307,152	3,796,644	1.3
General logistics services
Total Transportation and Warehousing		16,722,084	16,958,955	5.7
Transportation Equipment
Hi-Lex Corporation	44,300	994,973	1,196,502	0.4
Manufactures control cables
Nissin Kogyo Co., Ltd.	247,100	4,309,343	3,091,896	1.0
Manufactures automobile brake systems
Sanoh Industrial Co., Ltd.	381,700	2,698,712	1,899,627	0.7
Manufactures automobile components
Tachi-S Co., Ltd.	70,200	1,004,738	974,128	0.3
Manufactures automobile seats
Total Transportation Equipment		9,007,766	7,162,153	2.4
Utilities
Japan Petroleum Exploration Co., Ltd.	63,800	1,502,426	1,369,504	0.5
Develops petroleum products such as crude oil and natural gas
Keiyo Gas Co., Ltd.	390,000	1,993,408	1,619,748	0.5
Produces gas and energy products
The Okinawa Electric Power Company, Incorporated	145,950	3,231,477	3,590,427	1.2
Produces thermal energy products
Total Utilities		6,727,311	6,579,679	2.2
Wholesale Trade
Kanaden Corporation	216,100	1,450,595	1,532,841	0.5
Factory automation business
Kohsoku Corporation	141,200	1,212,800	1,064,080	0.4
Food and industrial packaging materials
Matsuda Sangyo Co., Ltd.	436,200	5,367,431	4,646,877	1.6
Precious metals, electronic materials, and food
Paltac Corporation	71,700	901,651	1,111,771	0.4
Cosmetics and daily necessities
Ryoden Trading Company, Ltd	1,071,000	7,368,889	6,050,901	2.0
Purchases electronic and electrical devices
Senshu Electric Co., Ltd	252,000	3,452,799	3,537,038	1.2
Electrical wires and cables
Shinko Shoji Co., Ltd.	333,700	3,035,276	3,129,407	1.1
Electronic components and devices

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS* – (Continued)

FEBRUARY 29, 2016
	Shares	Cost	Fair Value	% of Net Assets
SIIX Corporation	178,000	$2,324,404	$4,586,938	1.5
Parts procurement, logistics, and manufacturing of electronics
SPK Corporation	22,000	398,077	370,742	0.1
Automobile components for assembly
Sugimoto & Co., Ltd.	305,600	2,815,764	3,258,290	1.1
Machine tools and measuring instruments
Techno Associe Co., Ltd.	351,900	3,286,233	3,150,507	1.1
Screws and nonferrous metal products
Total Wholesale Trade		31,613,919	32,439,392	11.0
TOTAL JAPANESE EQUITY SECURITIES		$294,595,831	$295,292,506	99.2
INVESTMENT IN FOREIGN CURRENCY
Japanese Yen
Non-interest bearing account		$1,666,181	$1,651,326	0.6
TOTAL INVESTMENT IN FOREIGN CURRENCY		1,666,181	1,651,326	0.6
TOTAL INVESTMENTS		$296,262,012	$296,943,832	99.8
OTHER ASSETS LESS LIABILITIES, NET			606,024	0.2
NET ASSETS			$297,549,856	100.0

*The description following each investment is unaudited and not covered by the Report of Independent Registered Public Accounting Firm.
†Non-income producing security.

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of February 29, 2016.

Japanese Yen	JPY	¥ 112.925 = USD $1.00

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 29, 2016

ASSETS:
Investments in Japanese Equity securities, at fair value (cost – $294,595,831)	$295,292,506
Investment in foreign currency, at fair value (cost – $1,666,181)	1,651,326
Receivable for investments sold	1,121,937
Receivable for dividends and interest, net of withholding taxes	241,412
Prepaid expenses	36,744
Cash and cash equivalents	306,547
Total Assets	298,650,472
LIABILITIES:
Payable for investments purchased	499,772
Accrued management fee	444,487
Accrued directors’ fees and expenses	5,585
Other accrued expenses	150,772
Total Liabilities	1,100,616
NET ASSETS:
Capital stock (28,333,893 shares of capital stock outstanding, 100,000,000 shares authorized, par value $0.10 each)	2,833,389
Paid-in capital	286,055,217
Accumulated net realized gain on investments and foreign currency transactions	10,959,898
Net unrealized appreciation on investments and foreign currency transactions	691,821
Accumulated net investment loss	(2,990,469)
Net Assets	$297,549,856
Net asset value per share	$10.50

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 29, 2016

INCOME:
Dividend income (net of $568,003 withholding taxes)	$5,269,936
Interest income.	1,134
Total Income		$5,271,070
EXPENSES:
Management fee	2,877,681
Custodian fee	278,966
Legal fees	156,254
Directors’ fees and expenses	134,793
Other expenses	186,186
Total Expenses		3,633,880
INVESTMENT INCOME – NET		1,637,190
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments		27,779,563
Net realized loss on foreign currency transactions		(88,246)
Net realized gain on investments and foreign currency transactions		27,691,317
Net change in unrealized depreciation on investments		(45,368,645)
Net change in unrealized appreciation on foreign currency transactions and translation		27,358,774
Net realized and unrealized gain on investments and foreign currency transactions and translation		9,681,446
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$11,318,636

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended February 29, 2016	For the Year Ended February 28, 2015
FROM OPERATIONS:
Net investment income	$1,637,190	$1,808,457
Net realized gain on investments	27,779,563	21,842,432
Net realized loss on foreign currency transactions	(88,246)	(645,636)
Net change in unrealized appreciation (depreciation) on investments	(45,368,645)	43,514,407
Net change in unrealized appreciation (depreciation) on foreign currency transactions and translation	27,358,774	(30,665,188)
Net increase in net assets resulting from operations	11,318,636	35,854,472
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Ordinary income distribution	(4,728,927)	(3,383,067)
Capital gain distribution	(20,134,064)	(371,174)
Decrease in net assets derived from distributions to shareholders	(24,862,991)	(3,754,241)
NET ASSETS:
Beginning of year	311,094,211	278,993,980
End of year (including accumulated net investment loss of $2,990,469 and $1,370,691 respectively)	$297,549,856	$311,094,211

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1.	Significant Accounting Policies

Japan Smaller Capitalization Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company.  The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21, 1990.

The accompanying financial statements have been prepared in accordance with United States (“U.S.”) generally accepted accounting principles (“GAAP”) and are stated in United States dollars.  The Fund is an investment company that follows the accounting and reporting guidance in accordance with FASB Accounting Standards Codification Topic 946.  The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

(a) Valuation of Securities – Investments traded in the over-the-counter market are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price.  Portfolio securities which are traded on stock exchanges are valued at the last sales price on the principal market on which securities are traded or, lacking any sales, at the last available bid price.  Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates fair value, if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if  their term to maturity at the date of purchase exceeded 60 days.  However, the Board of Di-rectors of the Fund may from time to time utilize a valuation method other than amortized cost when appropriate, for example, when the credit-worthiness of the issuer is impaired or for other reason.  Securities and other assets, including futures contracts and related options, are stated at fair value or otherwise at fair value as deter-mined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Foreign Currency Transactions – Transactions denominated in Japanese Yen (“Yen”) are recorded in the Fund’s records at the prevailing exchange rate at the time of the transaction.  Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the period.  Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.

The net assets of the Fund are presented at the exchange rates and fair values at the end of the Fund’s fiscal year.  The Fund does isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at February 29, 2016.  Net realized gains or losses on investments include gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities.  Net realized gains or losses on foreign currency transactions arise from sales of foreign currencies, currency gains or losses re-

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS – Continued

alized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

(c) Security Transactions, Investment Income and Distributions to Shareholders – Security transactions are accounted for on the trade date.  Dividend income and distributions are recorded on the ex-dividend dates and interest income is recorded on the accrual basis.  Realized gains and losses on the sale of investments are calculated on the first in, first out basis.

Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from GAAP.  To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary”), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification.  Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.

Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions.  It is the Fund’s policy that, at origination, all loans shall be secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned.  It is the Fund’s policy that collateral equivalent to at least 100% of the fair value of securities on loan must be maintained at all times (when applicable).  Collateral is provided in the form of cash, which would be invested in certain money market funds.  The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction.  Although each security loan is fully collateralized, there are certain risks.  On November 21, 2008, the Fund suspended its participation in the securities lending program.  The Fund may resume its participation in the future.  During the fiscal year ended February 29, 2016, the Fund did not earn any fees from lending fund portfolio securities, pursuant to the securities lending agreement.

(d) Capital Account Reclassification – For the year ended February 29, 2016, the Fund’s accumulated net investment loss was decreased by $1,471,959 and the accumulated net realized gain on investments and foreign currency transactions was decreased by $1,471,959.  These adjustments were primarily due to the result of the reclassification of foreign currency losses and the tax treatment of passive foreign investment companies.  These adjustments had no impact on net assets.

(e) Income Taxes – A provision for U.S. income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS – Continued

Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 15.315% and such withholding taxes are reflected as a reduction of the related revenue.  The withholding tax rate of 15.315% was reduced to 10% upon the submission of Form 17 - Limitation on Benefits Article.  There is no withholding tax on realized gains.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years), and has concluded that no provision for income tax is required in the Fund’s financial statements.  The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations.  During the current year and for the prior three tax years, the Fund did not incur any interest or penalties.

(f) Use of Estimates in Financial Statement Preparation – The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(g) Concentration of Risk – A significant portion of the Fund’s net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the U.S. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers.  Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested.  Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

(h) Indemnifications – Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote and as such no additional accruals were recorded on the Statement of Assets and Liabilities.

2.	Management Agreement and Transactions With Affiliated Persons

Nomura Asset Management U.S.A. Inc. (“NAM-USA” or the “Manager”) acts as the manager of the Fund pursuant to a management agreement.  Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties.  Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (“NAM”), as investment adviser to the Fund.

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS – Continued

As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund’s average weekly net assets not in excess of $50 million, 1.00% of the Fund’s average weekly net assets in excess of $50 million but not exceeding $100 million, 0.90% of the Fund’s average weekly net assets in excess of $100 million but not exceeding $175 million, 0.80% of the Fund’s average weekly net assets in excess of $175 million but not exceeding $250 million, 0.70% of the Fund’s average weekly net assets in excess of $250 million but not exceeding $325 million, 0.60% of the Fund’s average weekly net assets in excess of $325 million but not exceeding $425 million and 0.50% of the Fund’s average weekly net assets in excess of $425 million.  Under the management agreement, the Fund incurred fees to the Manager of $2,877,681 for the fiscal year ended February 29, 2016.  Under the investment advisory agreement, NAM earned investment advisory fees of $1,480,336 from the Manager, not the Fund, for the fiscal year ended February 29, 2016.  At February 29, 2016, the management fee payable to the Manager by the Fund was $444,487.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager.  Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the year ended February 29, 2016.  Through March 31, 2015, the Fund paid each Director not affiliated with the Manager an annual fee of $12,000 plus $1,500 per meeting attended.  Effective April 1, 2015, the Fund pays each Director not affiliated with the Manager an annual fee of $17,000 plus $2,000 per meeting attended.  In addition, the Fund pays each Director not affiliated with the Manager $1,000 per telephone meeting attended together along with actual expenses related to attendance at meetings.  The Chairman of the Board, presently Rodney A. Buck, who is not affiliated with the Manager, is paid an additional annual fee of $5,000.  Through March 31, 2015, the Chairman of the Audit Committee, presently David B. Chemidlin, received an additional annual fee of $1,000.  Effective April 1, 2015, the Chairman of the Audit Committee receives an additional annual fee of $2,000.  Such fees and expenses for unaffiliated Directors aggregated $134,793 for the fiscal year ended February 29, 2016.

3.	Purchases and Sales of Investments

Purchases and sales of investments, exclusive of investments in foreign currency and short-term securities, for the fiscal year ended February 29, 2016 were $78,509,238 and $99,683,888, respectively.

4.	Federal Income Tax

As of February 29, 2016, net unrealized depreciation on investments, exclusive of investment in foreign currency, for Federal income tax purposes was $2,587,735, of which $24,340,302 related to appreciated securities and $26,928,037 related to depreciated securities.  The cost of investments, exclusive of investment in foreign currency of $1,666,181 at February 29, 2016 for Federal income tax purposes was $297,880,214.

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS – Continued

At February 29, 2016, the components of accumulated earnings on a tax basis were as follows:

Undistributed long-term capital gains	$9,628,572
Unrealized depreciation on investments and foreign currency transactions	(2,592,589	)(a)
Undistributed ordinary income	1,625,267
Total accumulated earnings	$8,661,250

(a) The differences between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies.

The Fund paid an ordinary income distribution of $8,777,840, which represents $0.3098 per share and a long-term capital gains distribution of $16,085,151, which represents $0.5677 per share to shareholders of record as of December 21, 2015.  The distribution was paid on December 28, 2015.

The Fund paid an ordinary income distribution of $3,383,067, which represents $0.1194 per share and a long-term capital gains distribution of $371,174, which represents $0.0131 per share to shareholders of record as of December 22, 2014.  The distribution was paid on December 29, 2014.

The tax character of distributions paid during the fiscal years ended February 29, 2016 and February 28, 2015 were as follows:

	February-16	February-15
Ordinary Income	$8,777,840	$3,383,067
Capital Gains	$16,085,151	$371,174

5.	Fair Value Measurements

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability.  Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.  The three-tier hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS – Continued

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 29, 2016.

Level	Investments in Securities
Level 1
Equity Securities*	$295,292,506
Foreign Currency	1,651,326
Level 2	-0-
Level 3	-0-
Total	$296,943,832

*Please refer to the Schedule of Investments for a breakdown of the valuation by industry type.

During the year ended February 29, 2016, there were no transfers between Level 1, Level 2, or Level 3 securities.

During the year ended February 29, 2016, the Fund did not hold any instruments which used significant unobservable inputs (Level 3) in determining fair value.

JAPAN SMALLER CAPITALIZATION FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each year.

	For the Fiscal Year Ended
	February 29,	February 28,			February 29,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.98	$9.85	$8.83	$8.85	$9.80
Net investment income*	0.06	0.06	0.05	0.07	0.06
Net realized and unrealized gain (loss) on investments and foreign currency	0.34	1.20	1.17	(0.01)	(0.50)
Total from investment operations	0.40	1.26	1.22	0.06	(0.44)
Distributions:
Distributions from ordinary income	(0.17)	(0.12)	(0.20)	(0.08)	(0.04)
Distributions from capital gains	(0.71)	(0.01)	–	–	–
Total from distributions	(0.88)	(0.13)	(0.20)	(0.08)	(0.04)
Fund Share Transactions
Dilutive effect of Rights Offering**	–	–	–	–	(0.47)
Net asset value, end of year	$10.50	$10.98	$9.85	$8.83	$8.85
Market value, end of year	$8.98	$9.69	$8.84	$8.00	$7.83
Total investment return***	0.7%	11.2%	13.0%	3.4%	(17.9%)
Ratio to average net assets/supplemental data:
Net assets, end of year (in 000)	$297,550	$311,094	$278,994	$250,273	$250,732
Operating expenses	1.11%	1.13%	1.19%	1.19%	1.34%
Net investment income	0.50%	0.62%	0.53%	0.86%	0.67%
Portfolio turnover	24%	41%	101%	37%	66%

* Based on average shares outstanding.
** Decrease is due to the Rights Offering.
*** Based on market value per share, adjusted for reinvestment of income dividends, ordinary income distributions, long‑term capital gain distributions, and capital share transactions.  Total return does not reflect sales commissions.

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

The 2015 Annual Meeting of the Shareholders of the Fund was held at the offices of Nomura Asset Management U.S.A. Inc. at Worldwide Plaza, 309 West 49th Street, New York, New York on November 19, 2015.  The purpose of the meeting was (1) to elect two Class III Directors to serve for a term to expire in 2018 and (2) to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

At the meeting, Rodney A. Buck and David B. Chemidlin were re-elected to serve as directors of the Fund for a term expiring in 2018 and until their successors are duly elected and qualify.  The results of the voting at the Annual Meeting were as follows:

1.  To elect two Class III Directors:

	Shares Voted For	% of Outstanding Shares	Shares Voted Withhold Authority	% of Outstanding Shares	Shares Abstained	Broker Non-Vote
Rodney A. Buck	17,257,009	60.91%	7,192,542	25.39%	-	-
David B. Chemidlin	17,252,154	60.89%	7,197,397	25.40%	-	-

INDEPENDENT DIRECTORS

Biographical and other information relating to the non-interested Directors of the Fund is set out below.

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by Director*	Other Public Directorships Held by Director
Rodney A. Buck (68)	Class III Director and Chairman of the Board	Term to expire November 2018. Director since 2006; Chairman of the Board since 2010.	Owner, Buck Capital Management (private investment management firm) since 2005; Chairman of the Dartmouth-Hitchcock Health Care Investment Committee since 2011.	Two registered investment companies consisting of two portfolios	None
E. Han Kim (69)	Class I Director	Term to expire November 2016. Director since 2010.
Everett E. Berg Professor of Business Administration and Director of Mitsui Financial Research Center at Ross Business School, University of Michigan since 1980; Advisor to CEO of Taubman Company since 2009; Non-executive Chair of the Board of Korea Telecom (KT) from 2009-2014.
				Two registered investment companies consisting of two portfolios	None
David B. Chemidlin (59)	Class III Director and Chairman of the Audit Committee	Term to expire November 2018. Director and Chairman of the Audit Committee since 2006.	Corporate Controller, Advance Magazine Publishers, Inc. (d/b/a Conde Nast) since 1995.	Two registered investment companies consisting of two portfolios	None
Marcia L. MacHarg (67)	Class I Director	Term to expire November 2016. Director since 2013.
Partner, Debevoise & Plimpton LLP, 1987-2012; Of Counsel, Debevoise & Plimpton LLP since 2013; Trustee, Board of Trustees of Smith College since 2014 and Vice Chair of Audit Committee of the Board since 2015; Member of the Executive Committee of the Friends of Smith College Libraries since 2013.
				Two registered investment companies consisting of two portfolios	None

*In addition to the Fund, the “Fund Complex” includes Korea Equity Fund, Inc.

JAPAN SMALLER CAPITALIZATION FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

INTERESTED DIRECTOR

Biographical and other information relating to the Director who is an “interested person,” as defined in the Investment Company Act, of the Fund is set out below:

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by Director*	Other Public Directorships Held by Director
Yutaka Itabashi (50)*	President and Class II Director	Term to expire November 2017. President and Director since 2013
Senior Managing Director of NAM since April 2015; President and Chief Executive Officer of NAMUSA and President of Nomura Global Alpha LLC (“NGA”) since 2013; Managing Director of NAM from 2012 to 2013; Senior Managing Director of Nomura Funds Research and Technologies Co., Ltd. from 2009 to 2012.
				Two registered investment companies consisting of two portfolios	None

* Mr. Itabashi is an “interested person,” of the Fund based on his positions with NAM-USA and NAM. Mr. Itabashi is also a director of Korea Equity Fund, Inc., for which NAM-USA acts as manager and for which NAM acts as investment adviser.

** In addition to the Fund, the “Fund Complex” includes Korea Equity Fund, Inc.

Committees and Directors’ Meetings.  The Board of Directors has a standing Audit Committee, a standing Nominating Committee, and a standing Governance and Compliance Committee, each of which consists of the Directors who are not “interested persons” of the Fund within the meaning of Investment Company Act and are “independent” as defined in the New York Stock Exchange listing standards.  Currently, Rodney A. Buck, David B. Chemidlin, E. Han Kim and Marcia L. MacHarg are members of these Committees.  The Fund has no standing Compensation Committee.

During the fiscal year ended February 29, 2016, the Board of Directors held seven meetings, the Audit Committee held five meetings and the Nominating Committee held one meeting.  Each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which they served and, if a member, of the aggregate number of meetings of the Audit and Nominating Committees held during the period for which they served.

JAPAN SMALLER CAPITALIZATION FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

Officers of the Fund.  Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.  Certain biographical and other information relating to the officers of the Fund is set out below:

Name, Address* and Age of Officers	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) or Employment During Past Five Years
Yutaka Itabashi (50)	President and Director	President and Director since 2013
Senior Managing Director of NAM since April 2015; President and Chief Executive Officer of NAM-USA and President of NGA since 2013; Managing Director of NAM from 2012 to 2013; Senior Managing Director of Nomura Funds Research and Technologies Co., Ltd. from 2009 to 2012.

Hiromichi Aoki (57)	Vice President	Vice President since 2011	Managing Director of NAM-USA since 2011; Managing Director and Head of Merchant Banking at Nomura International plc, London from 2006 to 2011.
Maria R. Premole (53)	Vice President	Vice President since 2013	Vice President and Head of Retail Product Management of NAM-USA since 2013; Associate of NAM-USA from 2008 to 2013.
Neil Daniele (55)	Secretary and Chief Compliance Officer	Secretary since 2002; Chief Compliance Officer since 2005
Chief Compliance Officer of NAM-USA since 2005 and Managing Director of NAM-USA since 2007; Chief Compliance Officer of NGA since 2008; Chief Compliance Officer of Nomura Corporate Research and Asset Management Inc. and Nomura Funds Research and Technologies America, Inc. since 2009; Corporate Secretary of NAM-USA and NGA since November 2013.

Amy J. Marose (38)	Treasurer	Treasurer since 2013; Assistant Treasurer from 2011 to 2013	Executive Director of NAM-USA since April 2015; Controller and Treasurer of NAM-USA and Treasurer of NGA since 2013; Vice President of NAM-USA from 2009 to April 2015.
Kelly S. Lee (33)	Assistant Treasurer	Assistant Treasurer since August 2015	Vice President of NAM-USA since July 2015; Fund Controller at JP Morgan Chase & Co. from November 2014 to July 2015; Financial Services Senior at Ernst & Young LLP from 2010 to 2014.

*The address of each officer listed above is Worldwide Plaza, 309 West 49th Street, New York, New York 10019.
**Elected by and serves at the pleasure of the Board of Directors.

JAPAN SMALLER CAPITALIZATION FUND, INC.

REVIEW OF THE FUND’S MARKET PRICE COMPARED TO NET ASSET VALUE (Unaudited)

Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value (“NAV”).  Although the shares of the Fund have traded at such a premium, they also have traded at a discount from NAV.

Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the trading price of the Fund’s shares.  The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in the shareholders’ overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount.  For example, the Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV.

To date, the Board of Directors has not authorized open-market share repurchases or a tender offer for shares of the Fund.  The Board of Directors also has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or an interval fund.  As a “country fund” emphasizing a smaller capitalization segment of the market, the Fund’s NAV is more volatile than might be the case for a fund with a broader investment focus.  The Board of Directors believes that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and the Directors believe that the recent volatility of the financial markets in Japan supports their view.  Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund’s ability to pursue its investment objectives.  The Board of Directors intends to continue to review, on a quarterly basis, the trading market for the Fund’s shares.

TAX INFORMATION (Unaudited)

We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year ended February 29, 2016 as to the federal tax status of distributions received by shareholders during such fiscal year.  Accordingly, the Fund designates $568,003 as foreign tax credit with the associated foreign gross income of $5,837,939.

Shareholders should not use the above information to prepare their tax returns.  The information necessary to complete your income tax returns will be included with your Form 1099 DIV which was sent to you separately in January 2016.

JAPAN SMALLER CAPITALIZATION FUND, INC.

DIVIDEND REINVESTMENT PLAN (Unaudited)

The Dividend Reinvestment Plan (the “Plan”) is available automatically for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or capital gains distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder.  If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to the Plan Agent, Computer-share Trust Company, N.A., (the “Plan Agent”), P.O. Box 30170 College Station, TX 77842-3170.  Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund.  Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium.  If the market price of a share on the payable date of a dividend or distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date.  If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.

Purchases will be made by the Plan Agent from time to time on the New York Stock Exchange (the “Exchange”) or elsewhere to satisfy dividend and distribution investment requirements under the Plan.  Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share.  If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares.  If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares.  There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements.  However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund’s open market purchases of shares.  In each case, the cost per share of shares purchased for each shareholder’s account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.  For the fiscal year ended February 29, 2016, the Fund issued no new shares for dividend reinvestment purposes.

Shareholders who elect to hold their shares in the name of a broker or other nominee should con-tact such broker or other nominee to determine whether they may participate in the Plan.  To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in such Plan.  Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.  Shareholders who are participating in the Plan may withdraw from the Plan at any time.

There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time.  Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder’s own name and must be in writing and should include the shareholder’s name and address as they appear on the account registration.  If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan.  Upon withdrawal from the Plan, the appropriate number of full shares will be reflected in the Fund records and a cash payment for any fractional shares will be issued.  The shareholder may also request the Plan Agent to sell part or all of the shareholder’s shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions.  A $2.50 fee plus $0.15 per share sold will be charged by the Plan Agent upon any cash withdrawal or termination.  An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash.  An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.

The Plan Agent will maintain all shareholders’ accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records.  Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends.  Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend.  There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.  All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent at Computer-share Investor Services, P.O. Box 30170, College Station, TX 77842-3170.

BOARD OF DIRECTORS	JAPAN Smaller Capitalization Fund, Inc. ANNUAL REPORT FEBRUARY 29, 2016
Rodney A. Buck
David B. Chemidlin
Yutaka Itabashi
E. Han Kim
Marcia L. MacHarg

OFFICERS
Yutaka Itabashi, President
Hiromichi Aoki, Vice President
Maria R. Premole, Vice President
Neil A. Daniele, Secretary and Chief Compliance Officer
Amy J. Marose, Treasurer
Kelly S. Lee, Assistant Treasurer

MANAGER
Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, New York 10019-7316
Internet Address
http:///funds.nomura-asset.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12-1, Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842-3170

CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110-1548

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
RSM US LLP (formerly McGladrey LLP)
80 City Square
Boston, Massachusetts 02129

JAPAN SMALLER CAPITALIZATION FUND, INC.
WORLDWIDE PLAZA
309 WEST 49TH STREET
NEW YORK, NEW YORK 10019-7316
This Report, including the Financial Statements, is transmitted to the Shareholders of Japan Smaller Capitalization Fund, Inc. for their information.  This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

ITEM 2. CODE OF ETHICS

(a)	As of February 29, 2016, the Registrant had adopted a code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	There were no amendments during the fiscal year ended February 29, 2016 to a provision of the code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N‑CSR.

(c)	Not applicable.

(d)	Not applicable.

(e)	A copy of the code of ethics will be provided upon request at no charge by contacting the Registrant’s Chief Compliance Officer at (212) 667‑1873 or via post request addressed to: Nomura Asset Management U.S.A. Inc., Worldwide Plaza, 309 West 49th Street, Attn: Chief Compliance Officer, New York, NY 10019.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Directors has determined that David B. Chemidlin, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board of Directors; nor will it reduce the responsibility of the other Audit Committee members.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) AUDIT FEES

The aggregate audit fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2016 ‑ $43,160
2015 ‑ $43,160

(b) AUDIT-RELATED FEES

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item are as follows:

2016 ‑ $0
2015 ‑ $0

(c) TAX FEES

The aggregate fees billed in each of the last two fiscal years for professional services rendered by Ernst & Young LLP ("E&Y") for tax compliance, tax advice and tax planning services are as follows:

2016 ‑ $25,520
2015 ‑ $19,728

These amounts represent aggregate fees which include the filing or amendment of federal, state and local income tax returns, timely registered investment company qualification review and tax distribution and analysis planning rendered by E&Y to the Registrant.

(d) ALL OTHER FEES

The aggregate fees billed in each of the last two fiscal years for products and services rendered by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are as follows:

2016 ‑ $0
2015 ‑ $0

(e) (1) The Charter for the Audit Committee of the Registrant requires the Audit Committee (a) to pre‑approve all auditing services to be provided to the Registrant by the Registrant’s independent accountants; (b) to pre‑approve all non‑audit services, including tax services, to be provided to the Registrant by the Registrant’s independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”); provided, however, that the pre‑approval requirement with respect to the provision of non‑audit services to the Registrant by the Registrant’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act; and (c) to pre‑approve non‑audit services to be provided to the Registrant’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) Not applicable.

(f) Not applicable.

(g) Not applicable

(h) The Registrant’s Audit Committee has considered whether the provision of non‑audit services that were rendered to the Registrant’s investment adviser and service affiliates which were not pre‑approved (not requiring pre‑approval) is compatible with maintaining the Auditor’s independence.  All services provided by the accountant to the Registrant or to service affiliates which were required to be pre‑approved were pre‑approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

(a)	The Registrant’s Board of Directors has a standing Audit Committee, which consists of the Directors who are not “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, Rodney A. Buck, E. Han Kim, David B. Chemidlin and Marcia L. MacHarg are members of the Audit Committee.

(b)	Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

The Registrant’s investments in securities of unaffiliated issuers as of 2/29/16 are included in the report to shareholders filed under Item 1 of this Form N‑CSR.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Policy

NOMURA ASSET MANAGEMENT

October 16, 2014

1. General Policy

Nomura Asset Management Co., Ltd. and its investment advisory subsidiaries (collectively, “Nomura Asset Management”) serve as the investment adviser to a wide range of clients, including pooled investment vehicles. This Policy reflects our duty as a fiduciary under various regulations to vote proxies in the best interests of our clients. In fulfilling our obligations to clients, Nomura Asset Management will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. We will engage companies in which we invest on behalf of our clients on our “Principles on Corporate Governance of Portfolio Companies.” in order to enhance our mutual understanding and to seek changes in their company practice.

2. Proxy Voting Guidelines

Nomura Asset Management will closely examine the voting agenda of a company that meets one or more of the conditions listed below. Where we believe that a specific agenda item is not in the best interests of shareholders, Nomura Asset Management will decide either to vote against or to abstain from voting on the item.

(1)	The company has violated the law, including engaging in criminal activities or fraudulent accounting practices. We have determined that the company has engaged activities that are inconsistent with overarching principles of corporate governance, including those related to social, ethical and environmental issues. However, we do not exercise our proxy voting rights solely as a means to address specific social or political issues, irrespective of investment returns of the company.

(2)	The auditor’s opinion on the company is qualified.

(3)	The company’s disclosure is determined to be inadequate, and therefore, deemed harmful to shareholders’ interests.

(4)	The company continuously reports sluggish business performance and poor investment returns, and where we consider management’s efforts for improvement to be inadequate.

(5)	The company accumulates a large amount of financial assets which we believe are not used effectively and/or are not distributed to shareholders adequately.

(6)	The company’s business and financial strategies are deemed to be not in the best interest of shareholders.

(7)	The composition and/or size of the company’s board of directors or the composition of its statutory auditors is deemed to be inadequate, and not in the shareholders’ best interests.

(8)	Extraordinary agenda items, such as amendments to the company’s articles of incorporation, which we determine not to be in shareholders’ best interests.

3. Positions on Specific Issues

The issues discussed below are not exhaustive and do include all potential voting issues. Because voting issues and the circumstances of individual companies are so varied, there may be instances when Nomura Asset Management may not vote in strict adherence to the Policy.

(1) Election of Directors

Nomura Asset Management votes in favor of candidates for a company’s board of directors that are nominated by the company’s management when it is determined that such candidates would best serve shareholders’ best interests.

The size of the board should be adequate and appropriate considering the nature of the company’s business and its scale.

If the company’s business performance remains sluggish over a long period and little remedial effort is apparent, or if the company is found to have engaged in any activities that raise corporate governance concerns, including social misconduct, or any activity that we deem is not in the best interest of shareholders, we will carefully assess the qualifications of the directors who have served during the said period or at the time of such activity in voting on their reelection.

In principle, we vote for the election of outside directors, taking into account the competence and experience of the candidates.

We will evaluate proposals advocating classification or staggered board of directors on a case‑by‑case basis.  We would oppose such a proposal if we determine that it raises corporate governance concerns.

Because the outside directors of Japanese companies that have adopted the committee system play an especially crucial role in each of the three committees (the nominating, compensation, and audit committees) we pay special attention to the directors’ qualifications, such as their independence.  Companies have transferred the decision‑making for many important matters, such as disposition of profits, from shareholders to the executive officers and the board of directors of the company.  In consideration of this fact, the qualifications of a director for such office are judged upon careful review of and thorough assessment of the board of directors.

(2) Election of Auditors

Auditors are expected to be qualified to audit the business of directors on behalf of shareholders, and are expected to function adequately for that purpose.

Where the company has engaged in activities that raise corporate governance concerns, including social misconduct, or have engaged in illegal activity in which an auditor is found responsible for any part thereof, or determined to have failed to fully perform his/her duties, we will vote against the reelection of the auditor.

It is desirable that outside auditors are independent of management.  It is not desirable to have the audit committee composed of outside auditors all of whom lack independence.  Where a reduction in the number of auditors is proposed, there should be proper justification for such a reduction.

(3) Executive Compensation

Nomura Asset Management votes for management compensation plans that in its view, are reasonable, especially equity‑based compensation plans that are aligned with the long‑term interests of the company’s shareholders.  However, we vote against plans that we believe are inconsistent with or inequitable compared to the company’s overall financial condition, or that would substantially dilute the interests of shareholders.

When a company is discovered to have engaged in social misconduct, we expect to see corrective measures reflected in management’s compensation.

It is desirable for the company to disclose management’s compensation so that shareholders can determine whether or not it is fair and reasonable.

(4) Stock Option

In principle, we vote for stock option plans when the conditions of the plan, such as eligibility and its scale, are properly set forth for the purpose of promoting the incentives of the executives and employees.  However, we vote against such plans when the conditions are deemed to be improper.

(5) Capital Policy

1. Distribution policy

In deciding on distributions to its shareholders, the company should ensure that such distributions are consistent with its long‑term investment plan.  While we view the acquisition of the company’s own stock positively as a means to enhance the company’s value, it is always necessary to determine whether this is the most appropriate distribution method for the sake of the company’s long‑term capital structure.

2. Change in number of authorized shares

An increase in the number of authorized shares is required for a variety of legitimate business purposes, including financing, stock splits, corporate reorganizations, or debt for equity exchanges.  Nomura Asset Management will vote for a company’s proposed increase in the number of authorized shares unless it is considered a special circumstance proposal.  Such proposals are assessed on a case‑by‑case basis.

3. Issuance of preferred and other classes of shares

Nomura Asset Management will carefully scrutinize proposals with respect to the issuance of shares in special cases, such as to authorize the board of directors to issue preferred shares with discretion to determine such conditions as voting rights, conversion, dividend and transferability (“Blank Check” Preferred Shares).  We recognize that while such classes of shares are generally issued for financing purposes, they could hinder growth in shareholder value.

(6) Corporate Actions

1. Mergers, acquisitions and other corporate restructurings

Nomura Asset Management reviews all proposals for mergers, acquisitions and other forms of corporate restructuring on a case‑by‑case basis by evaluating the financial impact on the company’s shareholders.

2. Anti‑takeover measures

Nomura Asset Management will not vote, in principle, for proposals that make it more difficult for a company to be acquired by another company.  We believe that anti‑takeover measures can depress a company’s market value.

4. Conflict of Interests

In exercising voting rights, material conflicts of interest may arise (for example, Nomura Asset Management may have a material business relationship with an issuer whose securities are held in client portfolios.  and over which we have proxy voting discretion).

When such a material conflict of interest arises, Nomura Asset Management shall vote, in order to remain impartial in the exercising of proxy voting rights, based on recommendations made by one or more third‑party proxy voting service vendors.

With respect to shares of Nomura Holdings, Inc. and its affiliated companies that are held in client portfolios, we shall seek advice from one or more third‑party proxy voting service vendors.

Our approach in identifying and handling material conflicts of interest is more fully described in our policy document “Organizational Structure and Decision‑Making Process for the Exercise of Proxy Voting Rights.”

5. Other Considerations

(1) Non‑voting cases

Nomura Asset Management may be unable to vote or may determine to refrain from voting in certain circumstances.  The following list, although not exhaustive, highlights some potential instances in which a proxy may not be voted:

1.	Securities Lending: Various client accounts may participate in a securities lending program. Because title to loaned securities passes to the borrower, Nomura Asset Management will be unable to vote any security that is out on loan to a borrower on a proxy record date. If Nomura Asset Management has investment discretion, however, it may reserve the right to instruct the lending agent to recall the loaned security where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of recalling the security.

2.	Share Blocking: Proxy voting in certain countries requires “share blocking.” That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depository. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. In such cases, we may not vote the effected shares.

3.	Re‑registration: In certain countries, re‑registration of shares is required to enter a proxy vote. As with share blocking, re‑registration can prevent us from exercising its investment discretion to sell shares held in clients’ portfolios for a substantial period of time. The decision process in blocking countries as discussed above is employed in instances where re‑registration is necessary.

4.	Other Considerations: Lack of adequate information and untimely receipt of proxy materials may make it disadvantageous to vote proxies in every instance. In addition, we may not vote proxies in circumstances where the cost of voting the proxy outweighs the possible benefit to the client.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED‑END MANAGEMENT INVESTMENT COMPANIES

(a) (1) As of February 29, 2016, Mr. Hiromitsu Daimon acts as the Registrant’s lead portfolio manager.  Mr. Daimon leads the Japan Small Cap Team of Nomura Asset Management Co., Ltd., the Registrant’s Investment Adviser.  He has been a member of the Japan Small/Mid Cap Team and has been managing Japan Small Cap Funds for Japanese retail clients since 2003 and has served as the portfolio manager of the Registrant since 2013.  The portfolio manager is primarily responsible for the day‑to‑day portfolio management for the Registrant.  He oversees investment decisions and activities and reviews research analysis.

(2) As of February 29, 2016, the portfolio manager was primarily responsible for the day‑to‑day portfolio management for the Registrant and for two other pooled investment vehicles that are not registered investment companies under the 1940 Act (with total assets of $129 million as of February 29, 2016).  None of the investment advisory fees with respect to these accounts is based on the performance of the account.  Real, potential or apparent conflicts of interest may arise where a portfolio manager has day‑to‑day responsibilities with respect to more than one account.  These conflicts include the following:  (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager’s time and attention among relevant accounts and (iii) circumstances where the Registrant’s investment adviser has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts.

(3) As of February 29, 2016 the portfolio manager receives a combination of base compensation and discretionary compensation consisting of a cash bonus.  The methodology used to determine the portfolio manager’s compensation is applied across all accounts managed by the portfolio manager.  Generally, the portfolio manager receives fixed salary compensation based on his duties and performance.  The amount of base salary is reviewed annually after completion of the formal performance appraisal process.  In order to appraise the portfolio manager’s performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills.  In addition to base compensation, the portfolio manager may receive discretionary compensation in the form of a cash bonus.  The bonus, which is paid annually, is based on both quantitative and qualitative scores.  The quantitative score is determined prior to payment based on the performance of the portfolio manager’s accounts, measured on a pre‑tax basis for rolling three‑year periods against the Russell / Nomura Small Cap Tm Index.  The quantitative scoring for purposes of the bonus comprises 60 percent of the performance appraisal measurement.  The qualitative score is determined by analyzing the quality of the portfolio manager’s contribution to the Registrant’s investment adviser.  While the bonus can range up to 100 percent or more of base salary, the Registrant’s investment adviser has indicated that cash bonuses typically represent approximately 20 to 40 percent of its portfolio managers’ aggregate cash compensation.

(4) As of February 29, 2016, the portfolio manager did not own beneficially any securities issued by the Registrant.

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED‑END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a)	Not applicable.

(b)	Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors made or implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S‑K (17 CFR 229.407), or this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b)	There were no changes to the Registrant’s internal control over financial reporting that occurred during the fourth fiscal quarter of the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)	(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a‑2(a) under the 1940 Act are attached hereto as an exhibit.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Japan Smaller Capitalization Fund, Inc.

By: /s/ Yutaka Itabashi
Yutaka Itabashi
 President, Principal Executive Officer

Date: 4-28-16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Yutaka Itabashi
Yutaka Itabashi
 President, Principal Executive Officer

Date: 4-28-16

By: /s/ Amy J. Marose
Amy J. Marose
 Treasurer, Principal Financial Officer

Date: 4-28-16